LEASE SUPPLEMENT NO. 5

     THIS LEASE SUPPLEMENT NO. 5, dated as of April 30, 2004, is by and between Portland General Electric Company, an Oregon corporation (herein, together with its permitted successors and assigns, "Lessee"), and Wells Fargo Bank Northwest, N.A. (successor to First Interstate Bank of Oregon, N.A., formerly known as First National Bank of Oregon), a national banking association, not in its individual capacity but solely as trustee (herein, together with its permitted successors and assigns "Lessor"), under a Trust Agreement dated as of September 1, 1979 between Lessor and the Owner Participant named therein (as amended from time to time, the "Trust Agreement").

     WHEREAS, Lessee and Lessor entered into a Lease Agreement dated as of September 1, 1979, as supplemented by Lease Supplement No. 1 dated November 7, 1979, Lease Supplement No. 2 dated January 23, 1980, Lease Supplement No. 3 dated January 26, 1993, Lease Supplement No. 4 dated as of September 1, 1994 and as supplemented by this Lease Supplement No. 5 (the "Lease"). Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Lease; and

     WHEREAS, pursuant to Section 19 and 28 of the Lease Lessee has exercised its option to renew the Lease for an initial renewal period of five years commencing upon expiration of the Basic Term.

     WHEREAS, Lessee and Lessor desire to memorialize such renewal of the Lease.

     NOW, THEREFORE, in consideration of the promises set forth herein, the parties hereby agree as follows:

     1. Pursuant to Section 19 of the Lease, the Lease shall be renewed for an additional five years (the "Initial Renewal Period") which Initial Renewal Period shall commence at the expiration of the Basic Term.

     2. Basic Rent during the Initial Renewal Period shall be as set forth below, and Lessee agrees to pay such Basic Rent on the dates set forth opposite each payment of Basic Rent:

                            Date                    Basic Rent
                            ----                    ----------
                       July 23, 2005                $831,790.74
                       January 23, 2006             $831,790.74
                       July 23, 2006                $831,790.74
                       January 23, 2007             $831,790.74
                       July 23, 2007                $831,790.74
                       January 23, 2008             $831,790.74
                       July 23, 2008                $831,790.74
                       January 23, 2009             $831,790.74
                       July 23, 2009                $831,790.74
                       January 23, 2010             $831,790.74

     3. Lessee and Lessor agree to the following amounts as the Stipulated Loss Value during the Initial Renewal Period on the dates set forth opposite each amount of the Stipulated Loss Value:

                                                     Stipulated
                                                     ----------
                            Date                     Loss Value
                            ----                     ----------
                       July 23, 2005                 $7,859,920
                       January 23, 2006              $7,859,920
                       July 23, 2006                 $7,859,920
                       January 23, 2007              $7,859,920
                       July 23, 2007                 $7,859,920
                       January 23, 2008              $7,859,920
                       July 23, 2008                 $7,859,920
                       January 23, 2009              $7,859,920
                       July 23, 2009                 $7,859,920
                       January 23, 2010              $7,859,920

     4. No Default has occurred or is continuing.

     5. This instrument is supplemental to the Lease. As supplemented and amended by this instrument, the Lease is in all respects ratified, approved and confirmed, and the Lease and this instrument shall together constitute one and the same instrument.

     6. This instrument is being executed in more than one counterpart, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument. Each counterpart has been prominently marked to identify the party to whom originally delivered. Only the counterpart marked "Lessor's Copy" and containing the receipt therefore executed by Indenture Trustee on the signature page thereof shall evidence the monetary obligations of Lessee hereunder and thereunder. To the extent, if any, that this instrument constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this instrument may be created by the transfer or possession of any counterpart thereof other than the counterpart marked "Lessor's Copy" and containing the receipt therefore executed by Indenture Trustee on or immediately following the signature page thereof.

     7. Lessor is entering into this instrument in its fiduciary capacity under the Trust Agreement and shall have no personal liability hereunder except as expressly provided in the Lease or the Trust Agreement.

     8. This instrument shall be governed by and construed in accordance with the laws of the State of Oregon, without principles of conflicts of laws.


                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed under seal by their respective officers thereunto duly authorized.



                            PORTLAND GENERAL, ELECTRIC
                            COMPANY, as Lessee


                            By /s/ James L. Piro
                               -----------------------------------------------
                            Title: EVP & CFO
                                  --------------------------------------------


                            WELLS FARGO BANK NORTHWEST, N.A.,
                            not in its individual capacity but solely as trustee and as Lessor


                            By
                               -----------------------------------------------
                            Title:
                                  --------------------------------------------


                   [Signature Page to Lease Supplement No. 5]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed under seal by their respective officers thereunto duly authorized.

                            PORTLAND GENERAL, ELECTRIC
                            COMPANY, as Lessee


                            By
                               -----------------------------------------------
                            Title:
                                  --------------------------------------------


                            WELLS FARGO BANK NORTHWEST, N.A.,
                            not in its individual capacity but solely as trustee and as Lessor


                            By /s/ Michael D. Hoggan
                               -----------------------------------------------
                            Title: MICHAEL D. HOGGAN
                                  --------------------------------------------
                                   VICE PRESIDENT


                   [Signature Page to Lease Supplement No. 5]

     IN WITNESS WHEREOF, the parties hereto have consented to this instrument.

                                      U.S. BANK NATIONAL ASSOCIATION, not
                                      in its individual capacity but
                                      solely as Indenture Trustee


                                      By /s/ Linda A. McConkey
                                         ---------------------------------------
                                      Title: Vice President
                                            ------------------------------------


                                      ICON/BOARDMAN FACILITY LLC, as Owner
                                      Participant

                                      By: ICON Cash Flow Partners L.P. Seven
                                          XCON Cash Flow Partners L.P. Six
                                          ICON Cash Flow Partners L.P. Series C
                                          ICON Income Fund Eight A L.P.,
                                          its sole members

                                      By: ICON Capital Corp, each such entity's
                                          general partner

                                      By
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


                                      PRINCIPAL LIFE INSURANCE COMPANY,
                                      as Loan Participant

                                      By: Principal Global Investors, LLC
                                          a Delaware limited liability company,
                                          its authorized signatory


                                      By
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


                                      By
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


                   [Signature Page to Lease Supplement No. 5]

     IN WITNESS WHEREOF, the parties hereto have consented to this instrument.

                                      U.S. BANK NATIONAL ASSOCIATION, not
                                      in its individual capacity but
                                      solely as Indenture Trustee


                                      By
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


                                      ICON/BOARDMAN FACILITY LLC, as Owner
                                      Participant

                                      By: ICON Cash Flow Partners L.P. Seven
                                          ICON Cash Flow Partners L.P. Six
                                          ICON Cash Flow Partners L.P. Series C
                                          ICON Income Fund Eight A L.P.,
                                          its sole members

                                      By: ICON Capital Corp, each such entity's
                                          general partner

                                      By /s/ Paul B. Weiss
                                         ---------------------------------------
                                      Title: President
                                            ------------------------------------


                                      PRINCIPAL LIFE INSURANCE COMPANY,
                                      as Loan Participant


                                      By
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


                                      By
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


                   [Signature Page to Lease Supplement No. 5]

     IN WITNESS WHEREOF, the parties hereto have consented to this instrument.

                                      U.S. BANK NATIONAL ASSOCIATION, not
                                      in its individual capacity but
                                      solely as Indenture Trustee


                                      By
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


                                      ICON/BOARDMAN FACILITY LLC, as Owner
                                      Participant

                                      By: ICON Cash Flow Partners L.P. Seven
                                          ICON Cash Flow Partners L.P. Six
                                          ICON Cash Flow Partners L.P. Series C
                                          ICON Income Fund Eight A L.P.,
                                          its sole members

                                      By  ICON Capital Corp, each such entity's
                                          general partner

                                      By
                                         ---------------------------------------
                                      Title:
                                            ------------------------------------


                                      PRINCIPAL LIFE INSURANCE COMPANY,
                                      as Loan Participant

                                      By: Principal Global Investors, LLC
                                          a Delaware limited liability company,
                                          its authorized signatory


                                      By /s/ Jon G. Heiny
                                         ---------------------------------------
                                      Title: JON G. HEINY, COUNSEL
                                            ------------------------------------


                                      By /s/ Stephen G. Skrivanek
                                         ---------------------------------------
                                      Title: STEPHEN G. SKRIVANEK, COUNSEL
                                            ------------------------------------


                   [Signature Page to Lease Supplement No. 5]

                           CONSENT AND ACKNOWLEDGEMENT

     Reference is hereby made to (i) that certain Facilities Agreement dated as of September 1, 1979 by and among Portland General Electric Company, an Oregon corporation ("Lessee"), Power Resources Cooperative (then known as Pacific Northwest Generating Company), an Oregon cooperative corporation, Idaho Power Company, a Maine corporation ("IPC"), The Boardman Power Company, an Oregon corporation, and First National Bank of Oregon, a national banking association, as owner trustee (the "1979 Facilities Agreement"), as amended by a First Amendment to Facilities Agreement dated as of January 26, 1993 (the "Facilities Amendment") by and among the same parties (or their successors and assigns) (the 1979 Facilities Agreement as so amended, the "Facilities Agreement"), and (ii) an Assumption and Option Agreement dated as of September 1, 1979 by and among Lessee, Western America Financial, Inc., a Delaware corporation, as the owner participant, certain financial institutions listed on Schedule I thereto, as the loan participants, First National Bank of Oregon, a national banking association, as owner trustee, United States National Bank of Oregon, a national banking association, as indenture trustee and IPC (the "1979 Assumption Agreement"), as amended by a First Amendment to Assumption and Option Agreement dated as of January 26, 1993 (the "Assumption Amendment") by and among the same parties (or their successors and assigns) (the 1979 Assumption Agreement as so amended, the "Assumption Agreement"; and together with the Facilities Agreement the "Agreements"). Capitalized terms used but not defined herein shall have the meanings as set forth in the Agreements.

     WHEREAS, Lessee has exercised its option to extend the Lease for an additional five years (the "Lease Renewal") and Owner Trustee and ICON/Boardman Facility LLC, the current owner participant ("Owner Participant"), have elected to finance the proceeds of such Lease Renewal with Loan Participant by selling to Principal Life Insurance Company ("Loan Participant") new secured notes (the "2004 Secured Notes") pursuant to a new Note Purchase Agreement dated April 30, 2004 (the "2004 Note Purchase Agreement") among Owner Participant, Loan Participant, Wells Fargo Bank Northwest, N.A., successor to First Interstate Bank of Oregon, N.A. (f/k/a First National Bank of Oregon) ("Owner Trustee") and U.S. Bank National Association, Indenture Trustee, which will be used to repay the Secured Notes issued pursuant to the Note Agreement; and

     WHEREAS, in order to secure the 2004 Secured Notes, Owner Trustee and Indenture Trustee have executed and delivered an Amended and Restated Indenture and First Deed of Trust dated as of April 30, 2004 (the "2004 Indenture") pursuant to which Owner Trustee has assigned and mortgaged its interests under the Facilities Agreement in the same manner as was done under and in accordance with the Indenture (the "2004 Assignment");

     NOW, THEREFORE, based on the foregoing and the mutual agreements set forth below:

     1. Portland General Electric Company, Idaho Power Company, an Idaho corporation (successor to Idaho Power Company, a Maine corporation), and Power Resources Cooperative (formerly known as Pacific Northwest Generating Company) ("Grantors") hereby (i) consent to the 2004 Assignment, (ii) waive any provision of Section 10(F) of the Facilities Agreement to the extent that any such provision would prohibit the Assignment, (iii) agree that the Agreements may be amended so as to give effect to the 2004 Assignment mutatis mutandis, and
(iv) agree that the Agreements are otherwise ratified, approved and confirmed.

     2. Indenture Trustee and Loan Participant hereby agree that (i) they benefit from the rights and are bound by the obligations of the "Indenture Trustee" and the "Loan Participant" under the Agreements and (ii) the Agreements and rights, interests and estate of the Grantors as set forth in the Agreements shall remain in full force and effect at the date hereof and following any amendments thereof, except as waived hereby.

     This instrument may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                         [SIGNATURES ON FOLLOWING PAGE]

PORTLAND GENERAL ELECTRIC             IDAHO POWER COMPANY
COMPANY

By: /s/ James L. Piro                 By:
   -----------------------------         -----------------------------
Its: EVP & CFO                        Its:
    ----------------------------          -----------------------------


POWER RESOURCES COOPERATIVE           U.S. BANK NATIONAL ASSOCIATION,
                                      as Indenture Trustee

By:                                   By:
   -----------------------------         -----------------------------
Its:                                  Its:
    ----------------------------          -----------------------------


PRINCIPAL LIFE INSURANCE COMPANY

By: Principal Global Investors, LLC
    a Delaware limited liability company,
    its authorized signatory

By:
   -----------------------------
Its:
   -----------------------------

By:
   -----------------------------
Its:
   -----------------------------




                 [Signature Page to Consent and Acknowledgment]

PORTLAND GENERAL ELECTRIC             IDAHO POWER COMPANY
COMPANY

By:                                   By: /s/
   -----------------------------         -----------------------------
Its:                                  Its: VP Power Supply
    ----------------------------          -----------------------------


POWER RESOURCES COOPERATIVE           U.S. BANK NATIONAL ASSOCIATION,
                                      as Indenture Trustee

By:                                   By:
   -----------------------------         -----------------------------
Its:                                  Its:
    ----------------------------          -----------------------------


PRINCIPAL LIFE INSURANCE COMPANY

By: Principal Global Investors, LLC
    a Delaware limited liability company,
    its authorized signatory

By:
   -----------------------------
Its:
   -----------------------------

By:
   -----------------------------
Its:
   -----------------------------




                 [Signature Page to Consent and Acknowledgment]

PORTLAND GENERAL ELECTRIC             IDAHO POWER COMPANY
COMPANY

By:                                   By:
   -----------------------------         -----------------------------
Its:                                  Its:
    ----------------------------          -----------------------------


POWER RESOURCES COOPERATIVE           U.S. BANK NATIONAL ASSOCIATION,
                                      as Indenture Trustee

By: /s/                               By:
   -----------------------------         -----------------------------
Its: Exec VP & General Manager        Its:
    ----------------------------          -----------------------------


PRINCIPAL LIFE INSURANCE COMPANY

By: Principal Global Investors, LLC
    a Delaware limited liability company,
    its authorized signatory

By:
   -----------------------------
Its:
   -----------------------------

By:
   -----------------------------
Its:
   -----------------------------




                 [Signature Page to Consent and Acknowledgment]

PORTLAND GENERAL ELECTRIC             IDAHO POWER COMPANY
COMPANY

By:                                   By:
   -----------------------------         -----------------------------
Its:                                  Its:
    ----------------------------          -----------------------------


POWER RESOURCES COOPERATIVE           U.S. BANK NATIONAL ASSOCIATION,
                                      as Indenture Trustee

By:                                   By: Linda A. McConkey
   -----------------------------         -----------------------------
Its:                                  Its: Vice President
    ----------------------------          -----------------------------


PRINCIPAL LIFE INSURANCE COMPANY

By: Principal Global Investors, LLC
    a Delaware limited liability company,
    its authorized signatory

By:
   -----------------------------
Its:
   -----------------------------

By:
   -----------------------------
Its:
   -----------------------------




                 [Signature Page to Consent and Acknowledgment]

PORTLAND GENERAL ELECTRIC             IDAHO POWER COMPANY
COMPANY

By:                                   By:
   -----------------------------         -----------------------------
Its:                                  Its:
    ----------------------------          -----------------------------


POWER RESOURCES COOPERATIVE           U.S. BANK NATIONAL ASSOCIATION,
                                      as Indenture Trustee

By:                                   By:
   -----------------------------         -----------------------------
Its:                                  Its:
    ----------------------------          -----------------------------


PRINCIPAL LIFE INSURANCE COMPANY

By: Principal Global Investors, LLC
    a Delaware limited liability company,
    its authorized signatory

By: Jon G. Heiny
   -----------------------------
Its: JON G. HEINY, COUNSEL
   -----------------------------

By: /s/ Stephen G. Skrivanek
   -----------------------------
Its: STEPHEN G. SKRIVANEK, Counsel
   -----------------------------




                 [Signature Page to Consent and Acknowledgment]